Exhibit 99.1
Tallgrass Energy Reports Strong Second Quarter 2017 Results
LEAWOOD, Kan.--(BUSINESS WIRE)--August 2, 2017--Tallgrass Energy Partners, LP (NYSE: TEP) ("TEP") and Tallgrass Energy GP, LP (NYSE: TEGP) ("TEGP"), collectively referred to as Tallgrass Energy, today reported financial and operating results for the second quarter of 2017.
“Tallgrass Energy continued its track record of delivering outstanding financial results and strong distribution growth for the second quarter of 2017," said Tallgrass Energy President and CEO David G. Dehaemers Jr. "With our recently announced strategic acquisitions and organic growth projects in our backlog, we now expect to deliver at the high-end of our financial guidance for 2017."
Second Quarter Distributions
Tallgrass Energy Partners, LP
As previously announced, the board of directors of TEP's general partner declared a quarterly cash distribution of $0.925 per common unit for the second quarter of 2017. This quarterly distribution represents $3.70 on an annualized basis, a sequential increase of 10.8 percent from the first quarter 2017 distribution and an increase of 22.5 percent from the second quarter 2016 distribution. The quarterly distribution will be paid on Monday, Aug. 14, 2017, to unitholders of record as of the close of business on Friday, July 28, 2017.
The increase is consistent with management’s previously announced plan to recommend to the board of directors of its general partner increases in its second and third quarter 2017 distributions that will aggregate to at least $0.10 per unit (or $0.40 per unit on an annualized basis) over the first quarter 2017 distribution of $0.835. TEP acquired an approximate 25 percent membership interest in Rockies Express Pipeline LLC in March 2017.
Tallgrass Energy GP, LP
Also, as previously announced, the board of directors of TEGP's general partner declared a quarterly cash distribution of $0.3425 per Class A share for the second quarter of 2017. This quarterly distribution represents $1.37 per Class A share on an annualized basis, a sequential increase of 19.1 percent from the first quarter 2017 distribution and an increase of 39.8 percent from the second quarter 2016 distribution. The quarterly distribution will be paid on Monday, Aug. 14, 2017, to Class A shareholders of record as of the close of business on Friday, July 28, 2017.

Tallgrass Energy Partners, LP Summary Financial Information(1)

Three Months Ended June 30,	Six Months Ended June 30,
(in thousands, except coverage and per unit data)	2017	2016	As Reported in 2016	2017	2016	As Reported in 2016

Net income attributable to partners	$89,880	$88,160	$92,048	$160,785	$135,915	$136,118
Add:
Interest expense(2)	19,688	9,233	9,233	34,377	16,732	16,732
Depreciation and amortization expense(2)	22,555	22,354	21,840	44,422	44,836	43,807
Distributions from unconsolidated investments	59,863	30,338	29,656	90,682	30,972	29,656
Non-cash loss (gain) related to derivative instruments(2)	84	(18,791)	(18,791)	(2,357)	(9,801)	(9,801)
Non-cash compensation expense (3)	1,494	1,469	1,469	2,952	2,635	2,635
Loss (gain) from disposal of assets	129	1,849	1,849	(1,319)	1,849	1,849
Less:
Equity in earnings of unconsolidated investments	(42,741)	(24,022)	(23,321)	(63,479)	(24,731)	(23,321)
Adjusted EBITDA(4)	$150,952	$110,590	$113,983	$266,063	$198,407	$197,675
Add:
Deficiency payments received, net(2)	8,280	8,621	24,351	15,778
Less:
Cash interest cost	(18,592)	(8,412)	(32,159)	(15,233)
Maintenance capital expenditures, net	(3,994)	(2,089)	(4,057)	(4,257)
Distributable Cash Flow(4)	136,646	112,103	254,198	193,963
Less:
Distributions	(105,199)	(79,615)	(196,565)	(148,499)
Amounts in excess of distributions(5)	$31,447	$32,488	$57,633	$45,464
Distribution coverage	1.30	x	1.41	x	1.29	x	1.31	x

Common units outstanding(6)	73,158	72,109	73,158	72,109
Distribution per common unit	$0.9250	$0.7550	$1.7600	$1.4600

(1)
The financial results for all periods presented in the table include the applicable results of operations of Tallgrass Terminals, LLC and Tallgrass NatGas Operator, LLC, which were acquired by TEP effective Jan. 1, 2017, except for the period under the column "As Reported in 2016."

(2)	Net of noncontrolling interest.
(3) Represents TEP's portion of non-cash compensation expense related to Equity Participation Units, excluding amounts allocated to Tallgrass Development, LP.
(4) Adjusted EBITDA and distributable cash flow are non-GAAP measures. For additional detail see "Non-GAAP Measures" below.
(5) Cumulative distribution coverage from TEP's IPO in May 2013 through June 30, 2017, is $190.0 million and the cumulative distribution coverage ratio is 1.23x.

(6)	Common units represent the number of units as of the date of record for the second quarter distributions in both 2017 and 2016.

Strategic Acquisitions, Organic Growth Projects and Commercial Developments
Since TEP’s Q1 2017 earnings call on May 2, Tallgrass Energy has announced or completed acquisitions and growth projects of approximately $350 million and announced additional commercial developments.

•	Acquired natural gas gathering system in Powder River Basin from DCP

•	Acquired additional 49 percent interest in Deeprock Development terminal in Cushing, Okla.

•	Acquired 63 percent interest in freshwater facilities in Weld County, Colo.

•	Acquired Clarkelen water disposal facility in Powder River Basin

•	Received proportionate distribution from REX's receipt of $150 million cash settlement payment from Ultra Resources, Inc.

•	Successful REX open seasons for incremental 240,000 dekatherms per day of Zone 3 east-to-west transport

•	Successful Pony Express open season for Platteville Extension with binding transportation commitments of approximately 30,000 barrels per day

•	Announced agreement for new Pony Express refinery connection with CHS, Inc. near McPherson, Kan.

•	Announced agreement for new Pony Express supply connection and Tallgrass terminal near Natoma, Kan. and associated fifth common stream of crude oil for transport on Pony Express

•	Completed 117,000 barrels per day north Sterling, Colo. water infrastructure to service DJ/Niobrara customers -- largest high-density polyethylene (HDPE) pipeline project in the history of Colorado

•	Commissioned 10,000 dekatherm per day Fortigen demand lateral on Trailblazer -- 4,000 dekatherms per day contracted for 15 years
Conference Call
Please join Tallgrass Energy for a conference call and webcast to discuss second quarter 2017 results at 3:30 p.m. Central Time on Wednesday, Aug. 2, 2017. Interested parties may listen via a link posted on the Investor Relations section of our website and the replay will be available on our website for at least seven days following the live call.
Tallgrass Energy Partners, LP Alternative Reconciliations
Adjusted EBITDA and Distributable Cash Flow, as defined in "TEP's Non-GAAP Measures" below, may be impacted by the timing of cash payments received as a result of shipper deficiency payments received or utilized during the period or incremental barrels shipped during the period. As such, we have also provided alternative reconciliations of Adjusted EBITDA and Distributable Cash Flow that illustrate the impact of these items. These alternative reconciliations are also non-GAAP Measures. Management believes this information provides investors useful information regarding the impact of these items on our current results as well as the potential impact on future results.
Alternative Reconciliation of Adjusted EBITDA

	Three Months Ended June 30,	Six Months Ended June 30,
(in thousands)	2017	2017

Adjusted EBITDA	$150,952	$266,063
Add:
Deficiency payments received, net(1)	8,280	24,351
Alternative Adjusted EBITDA(2)	$159,232	$290,414

(1) Cumulative net deficiency balance at June 30, 2017, is $85.4 million.

(2)
Alternative Adjusted EBITDA shows what TEP's Adjusted EBITDA would have been for the period presented if TEP included net deficiency payments from shippers' firm, take-or-pay contracts in calculating Adjusted EBITDA.  TEP's reported distributable cash flow and distribution coverage would remain unchanged.

Alternative Reconciliation of Distributable Cash Flow and Distribution Coverage

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except coverage)	2017		2017

Distributable Cash Flow	$136,646		$254,198
Less:
Cash flow from incremental barrels shipped(1)	(2,670)		(5,500)
Alternative Distributable Cash Flow(2)	133,976		248,698
Less:
Distributions	(105,199)		(196,565)
Amounts in excess of distributions	$28,777		$52,133
Alternative distribution coverage(2)	1.27	x	1.27	x

(1) Cumulative shipper incremental balance at June 30, 2017, is $24.1 million.

(2)
Alternative distributable cash flow and alternative distribution coverage shown excludes the impact of cash flows from incremental barrels shipped on the Pony Express system, as incremental barrels shipped during current periods may reduce the shippers' firm commitment in future periods under their firm, take-or-pay contracts, thereby potentially reducing cash flows in those corresponding future periods. Under this alternative calculation, the cash flows received from incremental barrel shipments would be shown in the future periods in which the incremental barrels are utilized to reduce the shippers' firm commitment.

Tallgrass Energy Partners, LP Segment Overview(1)(2)
The second quarter 2017 comparative results by segment are summarized below:

	Three Months Ended June 30,			Six Months Ended June 30,
	2017	2016	As Reported in 2016	2017	2016	As Reported in 2016
	(in thousands)
Crude Oil Transportation & Logistics
Operating income	$51,774	$47,145	$53,726	$96,489	$101,106	$106,392
Add:
Depreciation and amortization expense(3)	13,951	13,760	13,246	27,830	27,193	26,164
Distributions from unconsolidated investment	573	682	—	1,267	1,316	—
Other income, net	143	—	—	143	—	—
Less:
Adjusted EBITDA attributable to noncontrolling interests	(1,000)	(1,067)	(1,067)	(1,871)	(2,110)	(2,110)
Non-cash loss (gain) related to derivative instruments(3)	16	(145)	(145)	(634)	(145)	(145)
Segment Adjusted EBITDA	$65,457	$60,375	$65,760	$123,224	$127,360	$130,301

	Three Months Ended June 30,			Six Months Ended June 30,
	2017	2016	As Reported in 2016	2017	2016	As Reported in 2016
	(in thousands)
Natural Gas Transportation & Logistics
Operating income	$14,726	$12,092	$10,100	$32,894	$24,437	$20,764
Add:
Depreciation and amortization expense	4,792	5,479	5,479	9,575	11,357	11,357
Distributions from unconsolidated investment	59,290	29,656	29,656	89,415	29,656	29,656
Non-cash loss (gain) related to derivative instruments	—	307	307	(116)	351	351
Other income, net	282	221	221	352	787	787
Segment Adjusted EBITDA	$79,090	$47,755	$45,763	$132,120	$66,588	$62,915

	Three Months Ended June 30,			Six Months Ended June 30,
	2017	2016		2017	2016
	(in thousands)
Processing & Logistics
Operating income (loss)	$5,262	$(1,372)		$9,378	$(1,194)
Add:
Depreciation and amortization expense(3)	3,812	3,115		7,017	6,286
Non-cash loss related to derivative instruments	68	—		278	—
Loss (gain) on disposal of assets	129	1,849		(1,319)	1,849
Adjusted EBITDA attributable to noncontrolling interests	51	(43)		43	(41)
Segment Adjusted EBITDA	$9,322	$3,549		$15,397	$6,900

(1) The financial results for the Crude Oil Transportation and Logistics and Natural Gas Transportation & Logistics segments for the three and six months ended June 30, 2016, have been recast to reflect the results of operations of Terminals and NatGas, respectively, which TEP acquired effective January 1, 2017. The financial results for the Crude Oil Transportation and Logistics and Natural Gas Transportation & Logistics segments for the three and six months ended June 30, 2016, under the column "As Reported in 2016," does not include Terminals and NatGas's results of operations.
(2) Segment reporting does not include corporate general and administrative costs or intersegment eliminations.
(3) Net of noncontrolling interest.

TEP acquired a 25 percent interest in REX effective May 6, 2016, and an additional 24.99 percent interest in REX effective March 31, 2017. TEP's consolidated Adjusted EBITDA, as shown above, includes TEP's membership interest in REX. The table below is a reconciliation of REX's Adjusted EBITDA and Distributable Cash Flow for the three and six months ended June 30, 2017 and 2016, presented to provide additional information on REX's financial results. REX’s Adjusted EBITDA and Distributable Cash Flow are non-GAAP measures. For additional detail see "Non-GAAP Measures" below.

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in thousands)
Net income	$70,945	$112,728	$137,195	$192,663
Add:
Interest expense	42,051	39,840	83,877	80,385
Depreciation and amortization expense	54,608	50,163	108,799	100,499
Adjusted EBITDA	167,604	202,731	329,871	373,547
Less:
Cash interest cost	(41,217)	(39,114)	(82,209)	(78,888)
Maintenance capital expenditures	(3,359)	(2,280)	(6,940)	(4,277)
Distributable Cash Flow	$123,028	$161,337	$240,722	$290,382

Distributions to Members	$(118,604)	$(161,200)	$(239,105)	$(286,700)
Contributions from Members	$22,289	$87,600	$49,060	$162,500

Tallgrass Energy GP, LP Summary Financial Information
Information on distributions to Tallgrass Equity, LLC ("Tallgrass Equity"), TEGP and TEGP's Class A shareholders is shown below (in thousands, except coverage and per share data):

	Three Months Ended June 30,				Six Months Ended June 30,
	2017		2016		2017		2016

TEP distributions to Tallgrass Equity(1)
General partner interest	$1,186		$911		$2,226		$1,741
Incentive Distribution Rights	36,342		24,262		66,182		44,078
TEP common units owned by Tallgrass Equity	18,500		15,100		35,200		29,200
Total TEP distributions to Tallgrass Equity	56,028		40,273		103,608		75,019
Less:
Cash interest expense attributable to Tallgrass Equity	(1,308)		(1,100)		(2,517)		(2,190)
Cash general and administrative expenses attributable to Tallgrass Equity	(500)		(500)		(1,000)		(1,000)
Cash available for distribution by Tallgrass Equity	54,220		38,673		100,091		71,829
Distributions to Class A (TEGP)	19,891		11,693		36,588		21,715
Distributions to Class B (Exchange Right Holders)	33,960		26,829		62,467		49,825
Total cash distributions by Tallgrass Equity	$53,851		$38,522		$99,055		$71,540
TEGP
Distributions from Tallgrass Equity	$19,891		$11,693		$36,588		$21,715
Less:
Distributions to Class A shareholders	(19,891)		(11,693)		(36,588)		(21,715)
Amounts in excess of distributions	—		—		$—		$—
Distribution coverage	1.00	x	1.00	x	1.00	x	1.00	x

Class A shares outstanding	58,075		47,725		58,075		47,725
Distribution per Class A share	$0.3425		$0.2450		$0.6300		$0.4550

(1)	Represents distributions expected to be received by Tallgrass Equity from TEP on or about August 14, 2017, in connection with TEP's distribution for the quarter ended June 30, 2017.
Non-GAAP Measures
Adjusted EBITDA and Distributable Cash Flow are non-GAAP supplemental financial measures that TEP management and external users of our consolidated financial statements and financial statements of our subsidiaries and unconsolidated investments, such as industry analysts, investors, lenders and rating agencies, may use to assess:

•
our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or, in the case of Adjusted EBITDA, financing methods;

•	the ability of our assets to generate sufficient cash flow to make distributions to our unitholders;

•	our ability to incur and service debt and fund capital expenditures; and

•	the viability of acquisitions and other capital expenditure projects and the returns on investment of various expansion and growth opportunities.

We believe that the presentation of Adjusted EBITDA and Distributable Cash Flow provides useful information to investors in assessing our financial condition and results of operations. Adjusted EBITDA and Distributable Cash Flow should not be considered alternatives to net income, operating income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP, nor should Adjusted EBITDA and Distributable Cash Flow be considered alternatives to available cash, operating surplus, distributions of available cash from operating surplus or other definitions in our partnership agreement. Adjusted EBITDA and Distributable Cash Flow have important limitations as analytical tools because they exclude some but not all items that affect net income and net cash provided by operating activities. Additionally, because Adjusted EBITDA and Distributable Cash Flow may be defined differently by other companies in our industry, our definition of Adjusted EBITDA and Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.
We generally define Adjusted EBITDA as net income excluding the impact of interest, income taxes, depreciation and amortization, non-cash income or loss related to derivative instruments, non-cash long-term compensation expense, impairment losses, gains or losses on asset or business disposals or acquisitions, gains or losses on the repurchase, redemption or early retirement of debt, and earnings from unconsolidated investments, but including the impact of distributions from unconsolidated investments. We also use Distributable Cash Flow, which we generally define as Adjusted EBITDA, plus deficiency payments received from or utilized by our customers and preferred distributions received from Pony Express in excess of its distributable cash flow attributable to our net interest, less cash interest expense, maintenance capital expenditures, distributions to noncontrolling interests in excess of earnings allocated to noncontrolling interests, and certain cash reserves permitted by our partnership agreement. For a reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, please see "Summary Financial Information" above.
Cautionary Note Concerning Forward-Looking Statements
Disclosures in this press release contain “forward-looking statements.” All statements, other than statements of historical facts, included in this press release that address activities, events or developments that management expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include whether there will be any and, if so, the amount of, TEP's quarterly distribution increase for the third quarter of 2017 and whether TEP will be able to deliver the high-end of its financial guidance for 2017. Forward looking statements may also include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of TEP, TEGP and their subsidiaries, including: the ability to pursue expansions and other opportunities for incremental volumes; natural gas and crude oil production growth in TEP's operating areas; expected future benefits of acquisitions or expansion projects; timing of anticipated spending on planned expenses and maintenance capital projects; and distribution rate and growth, including variability of quarterly distribution coverage. These statements are based on certain assumptions made by TEP and TEGP based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of TEP and TEGP, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to TEP and TEGP’s financial performance and results, availability of sufficient cash flow to pay distributions and execute their business plans, the demand for natural gas storage, processing and transportation services and for crude oil transportation services, operating hazards, the effects of government regulation, tax position and other risks incidental to transporting, storing and processing natural gas or transporting crude oil and other important factors that could cause actual results to differ materially from those projected, including those set forth in reports filed by TEP and TEGP with the Securities and Exchange Commission. Any forward-looking statement applies only as of the date on which such statement is made and TEP and TEGP do not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

About Tallgrass Energy
Tallgrass Energy is a family of companies that includes publicly traded partnerships Tallgrass Energy Partners, LP (NYSE: TEP) and Tallgrass Energy GP, LP (NYSE: TEGP), and privately held Tallgrass Development, LP. Operating across 10 states, Tallgrass is a growth-oriented midstream energy operator with transportation, storage, terminal and processing assets that serve some of the nation’s most prolific crude oil and natural gas basins.
To learn more, please visit our website at www.tallgrassenergy.com.

CONTACT:
Investor and Financial Inquiries
Nate Lien
(913) 928-6012
investor.relations@tallgrassenergylp.com

Media and Trade Inquiries
Phyllis Hammond
(303) 763-3568
media.relations@tallgrassenergylp.com

Tallgrass Energy Partners, LP Financial Statements
TALLGRASS ENERGY PARTNERS, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	June 30, 2017	December 31, 2016
	(in thousands)
ASSETS
Current Assets:
Cash and cash equivalents	$240	$1,873
Accounts receivable, net	58,157	59,536
Gas imbalances	650	1,597
Inventories	11,241	13,093
Derivative assets	220	10,967
Prepayments and other current assets	7,153	7,628
Total Current Assets	77,661	94,694
Property, plant and equipment, net	2,232,754	2,079,232
Goodwill	343,288	343,288
Intangible asset, net	93,258	93,522
Unconsolidated investments	936,939	475,625
Deferred financing costs, net	13,064	4,815
Deferred charges and other assets	11,362	11,037
Total Assets	$3,708,326	$3,102,213
LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$24,227	$24,122
Accounts payable to related parties	5,895	5,935
Gas imbalances	1,281	1,239
Derivative liabilities	—	556
Accrued taxes	17,246	16,996
Accrued liabilities	18,647	16,702
Deferred revenue	85,566	60,757
Other current liabilities	5,292	6,446
Total Current Liabilities	158,154	132,753
Long-term debt, net	2,087,568	1,407,981
Other long-term liabilities and deferred credits	17,200	7,063
Total Long-term Liabilities	2,104,768	1,415,044
Commitments and Contingencies
Equity:
Predecessor Equity	—	82,295
Limited partners (73,028,843 and 72,485,954 common units issued and outstanding at June 30, 2017 and December 31, 2016, respectively)	2,040,537	2,070,495
General partner (834,391 units issued and outstanding at June 30, 2017 and December 31, 2016)	(628,985)	(632,339)
Total Partners' Equity	1,411,552	1,520,451
Noncontrolling interests	33,852	33,965
Total Equity	1,445,404	1,554,416
Total Liabilities and Equity	$3,708,326	$3,102,213

TALLGRASS ENERGY PARTNERS, LP
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in thousands, except per unit amounts)
Revenues:
Crude oil transportation services	$89,855	$93,322	$174,186	$187,894
Natural gas transportation services	29,429	28,682	61,114	57,962
Sales of natural gas, NGLs, and crude oil	22,918	16,830	38,299	30,756
Processing and other revenues	18,661	10,181	31,664	19,571
Total Revenues	160,863	149,015	305,263	296,183
Operating Costs and Expenses:
Cost of sales (exclusive of depreciation and amortization shown below)	19,386	15,958	31,756	29,526
Cost of transportation services (exclusive of depreciation and amortization shown below)	14,758	11,575	28,261	25,104
Operations and maintenance	15,254	14,270	28,157	27,228
Depreciation and amortization	22,091	21,890	43,494	43,897
General and administrative	14,774	14,322	28,437	27,812
Taxes, other than income taxes	6,912	5,783	15,138	13,433
Contract termination	—	8,061	—	8,061
Loss (gain) on disposal of assets	184	1,849	(1,264)	1,849
Total Operating Costs and Expenses	93,359	93,708	173,979	176,910
Operating Income	67,504	55,307	131,284	119,273
Other Income (Expense):
Interest expense, net	(19,688)	(9,233)	(34,377)	(16,732)
Unrealized gain on derivative instrument	—	18,953	1,885	10,007
Equity in earnings of unconsolidated investments	42,741	24,022	63,479	24,731
Other income, net	272	221	342	787
Total Other Income (Expense)	23,325	33,963	31,329	18,793
Net income	90,829	89,270	162,613	138,066
Net income attributable to noncontrolling interests	(949)	(1,110)	(1,828)	(2,151)
Net income attributable to partners	$89,880	$88,160	$160,785	$135,915
Allocation of income to the limited partners:
Net income attributable to partners	$89,880	$88,160	$160,785	$135,915
Predecessor operations interest in net loss	—	3,888	—	203
General partner interest in net income	(37,301)	(25,320)	(67,884)	(45,673)
Net income available to common unitholders	52,579	66,728	92,901	90,445
Basic net income per common unit	$0.72	$0.93	$1.28	$1.30
Diluted net income per common unit	$0.72	$0.92	$1.27	$1.29
Basic average number of common units outstanding	72,618	71,975	72,581	69,471
Diluted average number of common units outstanding	73,062	72,925	72,972	70,360

TALLGRASS ENERGY PARTNERS, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Six Months Ended June 30,
	2017	2016
	(in thousands)
Cash Flows from Operating Activities:
Net income	$162,613	$138,066
Adjustments to reconcile net income to net cash flows provided by operating activities:
Depreciation and amortization	47,702	47,106
Equity in earnings of unconsolidated investments	(63,479)	(24,731)
Distributions from unconsolidated investments	63,374	24,636
Changes in components of working capital:
Accounts receivable and other	2,060	6,356
Accounts payable and accrued liabilities	3,520	6,155
Deferred revenue	24,593	16,174
Other current assets and liabilities	2,241	(1,837)
Other operating, net	(773)	(6,418)
Net Cash Provided by Operating Activities	241,851	205,507
Cash Flows from Investing Activities:
Acquisition of Rockies Express membership interest	(400,000)	(436,022)
Acquisition of Terminals and NatGas	(140,000)	—
Acquisition of Douglas Gathering System	(128,526)	—
Capital expenditures	(53,995)	(34,860)
Distributions from unconsolidated investments in excess of cumulative earnings	27,308	6,335
Contributions to unconsolidated investments	(17,835)	(14,450)
Acquisition of Pony Express membership interest	—	(49,118)
Other investing, net	(13,986)	411
Net Cash Used in Investing Activities	(727,034)	(527,704)
Cash Flows from Financing Activities:
Proceeds from issuance of long-term debt	350,000	—
Borrowings under revolving credit facility, net	333,000	525,000
Distributions to unitholders	(179,525)	(127,924)
Proceeds from public offering, net of offering costs	112,762	261,770
Partial exercise of call option	(72,381)	—
Repurchase of common units from TD	(35,335)	—
Acquisition of Pony Express membership interest	—	(425,882)
Proceeds from private placement, net of offering costs	—	90,009
Other financing, net	(24,971)	(444)
Net Cash Provided by Financing Activities	483,550	322,529
Net Change in Cash and Cash Equivalents	(1,633)	332
Cash and Cash Equivalents, beginning of period	1,873	1,611
Cash and Cash Equivalents, end of period	$240	$1,943

Tallgrass Energy GP, LP Financial Statements
TALLGRASS ENERGY GP, LP
CONDENSED CONSOLIDATING BALANCE SHEETS
(UNAUDITED)

	June 30, 2017			December 31, 2016
	TEP	Consolidating Adjustments (1)	TEGP	TEP	Consolidating Adjustments (1)	TEGP
	(in thousands)			(in thousands)
ASSETS
Current Assets:
Cash and cash equivalents	$240	$633	$873	$1,873	$586	$2,459
Accounts receivable, net	58,157	—	58,157	59,536	—	59,536
Gas imbalances	650	—	650	1,597	—	1,597
Inventories	11,241	—	11,241	13,093	—	13,093
Derivative assets	220	—	220	10,967	—	10,967
Prepayments and other current assets	7,153	—	7,153	7,628	—	7,628
Total Current Assets	77,661	633	78,294	94,694	586	95,280
Property, plant and equipment, net	2,232,754	—	2,232,754	2,079,232	—	2,079,232
Goodwill	343,288	—	343,288	343,288	—	343,288
Intangible asset, net	93,258	—	93,258	93,522	—	93,522
Unconsolidated investments	936,939	—	936,939	475,625	—	475,625
Deferred tax asset	—	509,114	509,114	—	521,454	521,454
Deferred financing costs, net	13,064	1,115	14,179	4,815	1,227	6,042
Deferred charges and other assets	11,362	—	11,362	11,037	—	11,037
Total Assets	$3,708,326	$510,862	$4,219,188	$3,102,213	$523,267	$3,625,480
LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$24,227	$—	$24,227	$24,122	$327	$24,449
Accounts payable to related parties	5,895	(117)	5,778	5,935	(111)	5,824
Gas imbalances	1,281	—	1,281	1,239	—	1,239
Derivative liabilities	—	—	—	556	—	556
Accrued taxes	17,246	—	17,246	16,996	—	16,996
Accrued liabilities	18,647	15	18,662	16,702	53	16,755
Deferred revenue	85,566	—	85,566	60,757	—	60,757
Other current liabilities	5,292	—	5,292	6,446	—	6,446
Total Current Liabilities	158,154	(102)	158,052	132,753	269	133,022
Long-term debt, net	2,087,568	147,000	2,234,568	1,407,981	148,000	1,555,981
Other long-term liabilities and deferred credits	17,200	—	17,200	7,063	—	7,063
Total Long-term Liabilities	2,104,768	147,000	2,251,768	1,415,044	148,000	1,563,044
Equity:
Total Partners' Equity	1,411,552	(1,174,328)	237,224	1,520,451	(1,187,189)	333,262
Noncontrolling interests	33,852	1,538,292	1,572,144	33,965	1,562,187	1,596,152
Total Equity	1,445,404	363,964	1,809,368	1,554,416	374,998	1,929,414
Total Liabilities and Equity	$3,708,326	$510,862	$4,219,188	$3,102,213	$523,267	$3,625,480

(1)	Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for TEGP.

TALLGRASS ENERGY GP, LP
CONDENSED CONSOLIDATING STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended June 30, 2017			Three Months Ended June 30, 2016
	TEP	Consolidating Adjustments (1)	TEGP	TEP	Consolidating Adjustments (1)	TEGP
	(in thousands)			(in thousands)
Revenues:
Crude oil transportation services	$89,855	$—	$89,855	$93,322	$—	$93,322
Natural gas transportation services	29,429	—	29,429	28,682	—	28,682
Sales of natural gas, NGLs, and crude oil	22,918	—	22,918	16,830	—	16,830
Processing and other revenues	18,661	—	18,661	10,181	—	10,181
Total Revenues	160,863	—	160,863	149,015	—	149,015
Operating Costs and Expenses:
Cost of sales (exclusive of depreciation and amortization shown below)	19,386	—	19,386	15,958	—	15,958
Cost of transportation services (exclusive of depreciation and amortization shown below)	14,758	—	14,758	11,575	—	11,575
Operations and maintenance	15,254	—	15,254	14,270	—	14,270
Depreciation and amortization	22,091	—	22,091	21,890	—	21,890
General and administrative	14,774	560	15,334	14,322	549	14,871
Taxes, other than income taxes	6,912	—	6,912	5,783	—	5,783
Contract termination	—	—	—	8,061		8,061
Loss on disposal of assets	184	—	184	1,849	—	1,849
Total Operating Costs and Expenses	93,359	560	93,919	93,708	549	94,257
Operating Income	67,504	(560)	66,944	55,307	(549)	54,758
Other Income (Expense):
Interest expense, net	(19,688)	(1,426)	(21,114)	(9,233)	(1,208)	(10,441)
Unrealized gain on derivative instrument	—	—	—	18,953	—	18,953
Equity in earnings of unconsolidated investments	42,741	—	42,741	24,022	—	24,022
Other income, net	272	—	272	221	—	221
Total Other Income (Expense)	23,325	(1,426)	21,899	33,963	(1,208)	32,755
Net income before tax	90,829	(1,986)	88,843	89,270	(1,757)	87,513
Deferred income tax expense	—	(9,676)	(9,676)	—	(6,792)	(6,792)
Net income	90,829	(11,662)	79,167	89,270	(8,549)	80,721
Net income attributable to noncontrolling interests	(949)	(69,465)	(70,414)	(1,110)	(80,051)	(81,161)
Net income (loss) attributable to TEGP	$89,880	$(81,127)	$8,753	$88,160	$(88,600)	$(440)

Allocation of income:
Net income (loss) attributable to TEGP	$8,753	$(440)
Predecessor operations interest in net loss	—	3,888
Net income attributable to TEGP, excluding predecessor operations interest	8,753	3,448
Basic net income per Class A share	$0.15	$0.07
Diluted net income per Class A share	$0.15	$0.07
Basic average number of Class A shares outstanding	58,075	47,725
Diluted average number of Class A shares outstanding	58,192	47,734

(1)	Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for TEGP.

TALLGRASS ENERGY GP, LP
CONDENSED CONSOLIDATING STATEMENTS OF INCOME
(UNAUDITED)

	Six Months Ended June 30, 2017			Six Months Ended June 30, 2016
	TEP	Consolidating Adjustments (1)	TEGP	TEP	Consolidating Adjustments (1)	TEGP
	(in thousands)			(in thousands)
Revenues:
Crude oil transportation services	$174,186	$—	$174,186	$187,894	$—	$187,894
Natural gas transportation services	61,114	—	61,114	57,962	—	57,962
Sales of natural gas, NGLs, and crude oil	38,299	—	38,299	30,756	—	30,756
Processing and other revenues	31,664	—	31,664	19,571	—	19,571
Total Revenues	305,263	—	305,263	296,183	—	296,183
Operating Costs and Expenses:
Cost of sales (exclusive of depreciation and amortization shown below)	31,756	—	31,756	29,526	—	29,526
Cost of transportation services (exclusive of depreciation and amortization shown below)	28,261	—	28,261	25,104	—	25,104
Operations and maintenance	28,157	—	28,157	27,228	—	27,228
Depreciation and amortization	43,494	—	43,494	43,897	—	43,897
General and administrative	28,437	1,114	29,551	27,812	1,070	28,882
Taxes, other than income taxes	15,138	—	15,138	13,433	—	13,433
Contract termination	—	—	—	8,061	—	8,061
(Gain) loss on disposal of assets	(1,264)	—	(1,264)	1,849	—	1,849
Total Operating Costs and Expenses	173,979	1,114	175,093	176,910	1,070	177,980
Operating Income	131,284	(1,114)	130,170	119,273	(1,070)	118,203
Other Income (Expense):
Interest expense, net	(34,377)	(2,754)	(37,131)	(16,732)	(2,386)	(19,118)
Unrealized gain on derivative instrument	1,885	—	1,885	10,007	—	10,007
Equity in earnings of unconsolidated investments	63,479	—	63,479	24,731	—	24,731
Other income, net	342	—	342	787	—	787
Total Other Income (Expense)	31,329	(2,754)	28,575	18,793	(2,386)	16,407
Net income before tax	162,613	(3,868)	158,745	138,066	(3,456)	134,610
Deferred income tax expense	—	(12,340)	(12,340)	—	(9,583)	(9,583)
Net income	162,613	(16,208)	146,405	138,066	(13,039)	125,027
Net income attributable to noncontrolling interests	(1,828)	(123,795)	(125,623)	(2,151)	(112,042)	(114,193)
Net income (loss) attributable to TEGP	$160,785	$(140,003)	$20,782	$135,915	$(125,081)	$10,834

Allocation of income:
Net income (loss) attributable to TEGP	$20,782	$10,834
Predecessor operations interest in net loss	—	203
Net income attributable to TEGP, excluding predecessor operations interest	20,782	11,037
Basic net income per Class A share	$0.36	$0.23
Diluted net income per Class A share	$0.36	$0.23
Basic average number of Class A shares outstanding	58,075	47,725
Diluted average number of Class A shares outstanding	58,187	47,725

(1)	Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for TEGP.